Exhibit 10.1

SECURITIES PURCHASE AGREEMENT

          This Securities Purchase Agreement (this “Agreement”) is dated as of March 8, 2010, between U.S. Geothermal Inc., a Delaware corporation (the “Company”), and each purchaser identified on the signature pages hereto (each, including its successors and assigns, a “Purchaser” and collectively, the “Purchasers”).

          WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 promulgated thereunder, and pursuant to National Instrument 45-106 (“NI 45-106”), the Company desires to issue and sell to each Purchaser, and each Purchaser, severally and not jointly, desires to purchase from the Company, securities of the Company as more fully described in this Agreement.

          NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and each Purchaser agree as follows:

ARTICLE I.
DEFINITIONS

          1.1      Definitions. In addition to the terms defined elsewhere in this Agreement, for all purposes of this Agreement, the following terms have the meanings set forth in this Section 1.1:

          “Acquiring Person” shall have the meaning ascribed to such term in Section 4.6.

          “Action” shall have the meaning ascribed to such term in Section 3.1(j) .

          “Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 405 under the Securities Act.

          “AMEX” means the NYSE Amex LLC.

          “Board of Directors” means the board of directors of the Company.

          “Bracewell” means Bracewell & Giuliani LLP, with offices at 711 Louisiana Street, Suite 2300, Houston, Texas 77002.

          “Business Day” means any day except any Saturday, any Sunday, any day which is a federal legal holiday in the United States or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

          “Canadian Counsel” means Goodmans, with offices located at 355 Burrard Street, Suite 1900, Vancouver, British Columbia V6C 2G8.

          “Canadian Purchaser” means any purchaser of Securities that is a resident of Canada.

          “Closing” means the closing of the purchase and sale of the Shares and Warrants pursuant to Section 2.1.

          “Closing Date” means the Trading Day on which all of the Transaction Documents have been executed and delivered by the applicable parties thereto, and all conditions precedent to (i) the Purchasers’ obligations to pay the Subscription Amount and (ii) the Company’s obligations to deliver the Shares and Warrants, in each case, have been satisfied or waived.

          “Commission” means the United States Securities and Exchange Commission.

          “Common Stock” means the common stock of the Company, par value $0.001 per share, and any other class of securities into which such securities may hereafter be reclassified or changed.

          “Common Stock Equivalents” means any securities of the Company or the Subsidiaries which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

          “Company Counsel” means Dorsey & Whitney LLP, with offices located at 701 Fifth Avenue, Suite 6100, Seattle, Washington 98104-7043.

          “Disclosure Schedules” shall have the meaning ascribed to such term in Section 3.1.

          “Effective Date” means the earlier of the date that (a) all of the Registrable Securities (as defined in the Registration Rights Agreement) have been registered for resale by the holders thereof pursuant to a registration statement(s) declared effective by the Commission and (b) all of the Registrable Securities have been sold pursuant to Rule 144 or may be sold pursuant to Rule 144 without the requirement for the Company to be in compliance with the current public information required under Rule 144 and without volume or manner-of-sale restrictions.

          “Evaluation Date” shall have the meaning ascribed to such term in Section 3.1(s) .

          “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

          “Exempt Issuance” means the issuance of (a) shares of Common Stock or options to employees, officers or directors of the Company pursuant to any stock or option plan duly adopted for such purpose, by a majority of the non-employee members of the Board of Directors or a majority of the members of a committee of non-employee directors established for such purpose, (b) securities upon the exercise or exchange of or conversion of any Securities issued hereunder and/or other securities exercisable or exchangeable for or convertible into shares of Common Stock issued and outstanding on the date of this Agreement, provided that such securities have not been amended since the date of this Agreement to increase the number of such securities or to decrease the exercise price, exchange price or conversion price of such securities, other than any adjustments in accordance with anti-dilution provisions contained in such securities on the date hereof, and (c) securities issued pursuant to acquisitions or strategic transactions approved by a majority of the disinterested directors of the Company, provided that any such issuance shall only be to a Person (or to the equityholders of a Person) which is, itself or through its subsidiaries, an operating company or an asset in a business synergistic with the business of the Company and shall provide to the Company additional benefits in addition to the investment of funds, but shall not include a transaction in which the Company is issuing securities primarily for the purpose of raising capital or to an entity whose primary business is investing in securities, and (d) securities issued by a Subsidiary of the Company in connection with the development of such Subsidiary’s projects, provided that any such securities are not exchangeable for or convertible into securities of the Company or otherwise linked to securities of the Company.

          “GAAP” shall have the meaning ascribed to such term in Section 3.1(h) .

          “Indebtedness” shall have the meaning ascribed to such term in Section 3.1(cc) .

          “Intellectual Property Rights” shall have the meaning ascribed to such term in Section 3.1(o) .

          “Legend Removal Date” shall have the meaning ascribed to such term in Section 4.2(c) ..

          “Liens” means a lien, charge, security interest, encumbrance, right of first refusal, preemptive right or other restriction.

          “Lock-up Agreements” means the Lock-up Agreements between the Placement Agents and each of the persons specified on Schedule 2.2(a)(vii), in the form of Exhibit A attached hereto.

          “Material Adverse Effect” shall have the meaning ascribed to such term in Section 3.1(b) .

          “Material Permits” shall have the meaning ascribed to such term in Section 3.1(m) .

          “Per Share Purchase Price” equals $1.05, subject to adjustment for reverse and forward stock splits, stock dividends, stock combinations and other similar transactions of the Common Stock that occur after the date of this Agreement.

          “Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

          “Placement Agents” means RBC Capital Markets Inc., Clarus Securities Inc., Dundee Securities Corporation and Robert W. Baird & Co.

          “Projects” means the Gerlach Project, the Granite Creek Project, the Neal Hot Springs Project, the Raft River Project and the San Emidio Project.

          “Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an informal investigation or partial proceeding, such as a deposition), whether commenced or threatened.

          “Purchaser Party” shall have the meaning ascribed to such term in Section 4.9.

          “Registration Rights Agreement” means the Registration Rights Agreement, dated the date hereof, among the Company and the Purchasers, in the form of Exhibit B attached hereto.

          “Registration Statement” means a registration statement meeting the requirements set forth in the Registration Rights Agreement and covering the resale by the Purchasers of the Shares and the Warrant Shares.

          “Required Approvals” shall have the meaning ascribed to such term in Section 3.1(e) .

          “Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

          “Rule 424” means Rule 424 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

          “SEC Reports” shall have the meaning ascribed to such term in Section 3.1(h) ..

          “Securities” means the Shares, the Warrants and the Warrant Shares.

          “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

          “Securities Laws” means, as applicable, the securities laws, regulations, rules, rulings and orders in each of the Selling Jurisdictions, and the notices, policies and written interpretations issued by the Securities Regulators in each of the Selling Jurisdictions, and the rules of the TSX and AMEX.

          “Securities Regulators” means the securities commissions or other securities regulatory authorities of all of the Selling Jurisdictions or the relevant Selling Jurisdiction as the context so requires.

          “Selling Jurisdictions” means each of the provinces of Canada, other than Quebec, and the United States and such other jurisdictions which are agreed to by the Company and the Purchasers; and “Selling Jurisdiction” means, in the case of any Purchaser, the jurisdiction in which such Purchaser is resident.

          “Shares” means the shares of Common Stock issued or issuable to each Purchaser pursuant to this Agreement.

          “Short Sales” means all “short sales” as defined in Rule 200 of Regulation SHO under the Exchange Act (but shall not be deemed to include the location and/or reservation of borrowable shares of Common Stock).

          “Subscription Amount” means, as to each Purchaser, the aggregate amount to be paid for Shares and Warrants purchased hereunder as specified below such Purchaser’s name and address on the signature page of this Agreement and next to the heading “Subscription Amount,” in United States dollars and in immediately available funds.

          “Subsidiary” means any subsidiary of the Company as set forth on Schedule 3.1(a) and shall, where applicable, also include any direct or indirect subsidiary of the Company formed or acquired after the date hereof.

          “Trading Day” means a day on which the principal Trading Market is open for trading.

          “Trading Market” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: AMEX, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, the New York Stock Exchange, the OTC Bulletin Board, TSX or the TSX Venture Exchange (or any successors to any of the foregoing).

          “Transaction Documents” means this Agreement, the Warrants, the Registration Rights Agreement, the Lock-Up Agreements, all exhibits and schedules thereto and hereto and any other documents or agreements executed in connection with the transactions contemplated hereunder.

          “Transfer Agent” means Computershare Trust Company N.A., the current transfer agent of the Company, with a mailing address of 350 Indiana Street, Suite 800, Golden, CO 80401 and a facsimile number of (303) 262-0632, and any successor transfer agent of the Company.

          “TSX” means the Toronto Stock Exchange.

          “Variable Rate Transaction” shall have the meaning ascribed to such term in Section 4.12(b) .

          “VWAP” means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg L.P. (based on a Trading Day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time)), (b) if the Common Stock is not then listed or quoted for trading on the OTC Bulletin Board and if prices for the Common Stock are then reported in the “Pink Sheets” published by Pink OTC Markets, Inc. (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported, or (c) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Purchasers of a majority in interest of the Shares then outstanding and reasonably acceptable to the Company, the fees and expenses of which shall be paid by the Company.

          “Warrants” means, collectively, the Common Stock purchase warrants delivered to the Purchasers at the Closing in accordance with Section 2.2(a) hereof, which Warrants shall be exercisable six months after the Closing Date (the “Initial Exercise Date”) and have a term of exercise equal to five (5) years from the Initial Exercise Date, in the form of Exhibit C attached hereto.

          “Warrant Shares” means the shares of Common Stock issuable upon exercise of the Warrants.

ARTICLE II.
PURCHASE AND SALE

          2.1      Closing. On the Closing Date, upon the terms and subject to the conditions set forth herein, substantially concurrent with the execution and delivery of this Agreement by the parties hereto, the Company agrees to sell, and the Purchasers, severally and not jointly, agree to purchase, up to an aggregate of $8,619,994.95 of Shares and Warrants. Each Purchaser shall deliver to the Company via wire transfer of immediately available funds equal to such Purchaser’s Subscription Amount as set forth on the signature page hereto executed by such Purchaser, and the Company shall deliver to each Purchaser its respective Shares and a Warrant, as determined pursuant to Section 2.2(a), and the Company and each Purchaser shall deliver the other items set forth in Section 2.2 deliverable at the Closing. Upon satisfaction of the covenants and conditions set forth in Sections 2.2 and 2.3, the Closing shall occur at the offices of Bracewell or such other location as the parties shall mutually agree.

          2.2      Deliveries.

          (a)      On or prior to the Closing Date, the Company shall deliver or cause to be delivered to each Purchaser the following:

          (i)      this Agreement duly executed by the Company;

          (ii)      a legal opinion of Company Counsel, substantially in the form of Exhibit D attached hereto;

          (iii)      a legal opinion of Canadian Counsel, substantially in the form of Exhibit E attached hereto;

          (iv)      a copy of the irrevocable instructions to the Transfer Agent instructing the Transfer Agent to deliver, on an expedited basis, a certificate evidencing a number of Shares equal to such Purchaser’s Subscription Amount divided by the Per Share Purchase Price, registered in the name of such Purchaser;

          (v)      a Warrant registered in the name of such Purchaser to purchase up to a number of shares of Common Stock equal to 50% of such Purchaser’s Subscription Amount divided by 1.05, with an exercise price equal to $1.25, subject to adjustment therein;

          (vi)      the Registration Rights Agreement duly executed by the Company; and

          (vii)      a Lock-up Agreement from each of the persons specified on Schedule 2.2(a)(vii) hereto.

          (b)      On or prior to the Closing Date, each Purchaser shall deliver or cause to be delivered to the Company the following:

          (i)      this Agreement duly executed by such Purchaser;

          (ii)      such Purchaser’s Subscription Amount by wire transfer to the account as specified in writing by the Company;

          (iii)      if the Purchaser is a Canadian Purchaser, an executed copy of the Subscriber Certificate attached as Appendix A or Appendix B, as applicable, and in the manner further described in Section 3.4; and

          (iv)      the Registration Rights Agreement duly executed by such Purchaser.

          2.3      Closing Conditions.

          (a)      The obligations of the Company hereunder in connection with the Closing are subject to the following conditions being met:

          (i)      the accuracy in all material respects when made and on the Closing Date of the representations and warranties of the Purchasers contained herein (unless as of a specific date therein);

          (ii)      all obligations, covenants and agreements of each Purchaser required to be performed at or prior to the Closing Date shall have been performed;

          (iii)      the delivery by each Purchaser of the items set forth in Section 2.2(b) of this Agreement; and

          (iv)      the approval by each of AMEX and TSX of the listing of the Shares and the Warrant Shares on such respective Trading Market.

          (b)      The respective obligations of the Purchasers hereunder in connection with the Closing are subject to the following conditions being met:

          (i)      the accuracy in all material respects when made and on the Closing Date of the representations and warranties of the Company contained herein (unless as of a specific date therein);

          (ii)      all obligations, covenants and agreements of the Company required to be performed at or prior to the Closing Date shall have been performed;

          (iii)      the delivery by the Company of the items set forth in Section 2.2(a) of this Agreement;

          (iv)      there shall have been no Material Adverse Effect with respect to the Company since the date hereof; and

          (v)      from the date hereof to the Closing Date, trading in the Common Stock shall not have been suspended by the Commission or the Company’s principal Trading Market (except for any suspension of trading of limited duration agreed to by the Company, which suspension shall be terminated prior to the Closing), and, at any time prior to the Closing Date, trading in securities generally as reported by Bloomberg L.P. shall not have been suspended or limited, or minimum prices shall not have been established on securities whose trades are reported by such service, or on any Trading Market, nor shall a banking moratorium have been declared either by the United States or New York State authorities nor shall there have occurred any material outbreak or escalation of hostilities or other national or international calamity of such magnitude in its effect on, or any material adverse change in, any financial market which, in each case, in the reasonable judgment of each Purchaser, makes it impracticable or inadvisable to purchase the Shares and Warrants at the Closing.

ARTICLE III.
REPRESENTATIONS AND WARRANTIES

          3.1      Representations and Warranties of the Company. Except as set forth in the Disclosure Schedules, which Disclosure Schedules shall be deemed a part hereof and shall qualify any representation or otherwise made herein to the extent of the disclosure contained in the corresponding section of the Disclosure Schedules, the Company hereby makes the following representations and warranties to each Purchaser:

          (a)      Subsidiaries. All of the direct and indirect subsidiaries of the Company are set forth on Schedule 3.1(a). The Company owns, directly or indirectly, all of the capital stock or other equity interests of each Subsidiary free and clear of any Liens, and all of the issued and outstanding shares of capital stock of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights to subscribe for or purchase securities. If the Company has no subsidiaries, all other references to the Subsidiaries or any of them in the Transaction Documents shall be disregarded.

          (b)      Organization and Qualification. The Company and each of the Subsidiaries is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. Neither the Company nor any Subsidiary is in violation or default of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents. Each of the Company and the Subsidiaries is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not have or reasonably be expected to result in: (i) a material adverse effect on the legality, validity or enforceability of any Transaction Document, (ii) a material adverse effect on the results of operations, assets, business, prospects or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole, or (iii) a material adverse effect on the Company’s ability to perform in any material respect on a timely basis its obligations under any Transaction Document (any of (i), (ii) or (iii), a “Material Adverse Effect”) and no Proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.

          (c)      Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of each of the Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company, the Board of Directors or the Company’s stockholders in connection therewith other than in connection with the Required Approvals. Each Transaction Document to which it is a party has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof and thereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except: (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

          (d)      No Conflicts. The execution, delivery and performance by the Company of the Transaction Documents, the issuance and sale of the Securities and the consummation by it of the transactions contemplated hereby and thereby to which it is a party do not and will not: (i) conflict with or violate any provision of the Company’s or any Subsidiary’s certificate or articles of incorporation, bylaws or other organizational or charter documents, (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any Lien upon any of the properties or assets of the Company or any Subsidiary, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or (iii) subject to the Required Approvals, conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a Subsidiary is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company or a Subsidiary is bound or affected; except in the case of each of clauses (ii) and (iii), such as could not have or reasonably be expected to result in a Material Adverse Effect.

          (e)      Filings, Consents and Approvals. The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents, other than the filings required pursuant to Section 4.5 of this Agreement (collectively, the “Required Approvals”).

          (f)      Issuance of the Securities. The Securities (including the Warrant Shares) are duly authorized and, when issued and paid for in accordance with the applicable Transaction Documents, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Company other than restrictions on transfer provided for in the Transaction Documents. The Company has reserved from its duly authorized capital stock the maximum number of shares of Common Stock issuable pursuant to this Agreement, including the Warrants.

          (g)      Capitalization. The capitalization of the Company is as set forth on Schedule 3.1(g), which Schedule 3.1(g) also includes the number of shares of Common Stock owned beneficially, and of record, by Affiliates of the Company as of the date hereof. The Company has not issued any capital stock since its most recently filed periodic report under the Exchange Act, other than pursuant to the exercise of employee stock options under the Company’s stock option plans, the issuance of shares of Common Stock to employees pursuant to the Company’s employee stock purchase plans and pursuant to the conversion and/or exercise of Common Stock Equivalents outstanding as of the date of the most recently filed periodic report under the Exchange Act. No Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents. Except as a result of the purchase and sale of the Securities, and except for 5,729,875 shares of Common Stock issuable by the Company pursuant to stock options held by the Company’s officers, directors and other employees, and 7,675,725 shares of Common Stock issuable pursuant to outstanding warrants, there are no outstanding options, warrants, scrip rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exercisable or exchangeable for, or giving any Person any right to subscribe for or acquire any shares of Common Stock, or contracts, commitments, understandings or arrangements by which the Company or any Subsidiary, other than Raft River Energy I, LLC, is or may become bound to issue additional shares of Common Stock or Common Stock Equivalents. The issuance and sale of the Securities will not obligate the Company to issue shares of Common Stock or other securities to any Person (other than the Purchasers) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under any of such securities. All of the outstanding shares of capital stock of the Company are validly issued, fully paid and nonassessable, have been issued in compliance with all federal and state securities laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. No further approval or authorization of any stockholder, the Board of Directors or others is required for the issuance and sale of the Securities. There are no stockholders agreements, voting agreements or other similar agreements with respect to the Company’s capital stock to which the Company is a party or, to the knowledge of the Company, between or among any of the Company’s stockholders.

          (h)      SEC Reports; Financial Statements. The Company has filed all reports, schedules, forms, statements and other documents required to be filed by the Company under the Securities Act and the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the 12 months preceding the date hereof (or such shorter period as the Company was required by law or regulation to file such material) (the foregoing materials, including the exhibits thereto and documents incorporated by reference therein, being collectively referred to herein as the “SEC Reports”). As of their respective dates, the SEC Reports complied in all material respects with the requirements of the Securities Act and the Exchange Act, as applicable, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Company has never been an issuer subject to Rule 144(i) under the Securities Act. The financial statements of the Company included in the SEC Reports comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing; provided that the annual financial statements of the Company for the year ended March 31, 2009 so complied at the time of filing of Amendment No. 2 to the Company’s Annual Report on Form 10-K filed with the Commission on November 24, 2009. Such financial statements have been prepared in accordance with United States generally accepted accounting principles applied on a consistent basis during the periods involved (“GAAP”), except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of the Company and its consolidated Subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

          (i)      Material Changes; Undisclosed Events, Liabilities or Developments. Since the date of the latest audited financial statements included within the SEC Reports, except as specifically disclosed in a subsequent SEC Report filed prior to the date hereof: (i) there has been no event, occurrence or development that has had or that could reasonably be expected to result in a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice and (B) liabilities not required to be reflected in the Company’s financial statements pursuant to GAAP or disclosed in filings made with the Commission, (iii) the Company has not altered its method of accounting, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock and (v) the Company has not issued any equity securities to any officer, director or Affiliate, except pursuant to existing Company stock option plans. The Company does not have pending before the Commission any request for confidential treatment of information. Except for the issuance of the Securities contemplated by this Agreement or as set forth on Schedule 3.1(i), no event, liability, fact, circumstance, occurrence or development has occurred or exists, or is reasonably expected to occur or exist, with respect to the Company or its Subsidiaries or their respective business, properties, operations, assets or financial condition, that would be required to be disclosed by the Company under applicable Securities Laws at the time this representation is made or deemed made that has not been publicly disclosed at least one Trading Day prior to the date that this representation is made.

          (j)      Litigation. There is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company, any Subsidiary or any of their respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an “Action”) which (i) adversely affects or challenges the legality, validity or enforceability of any of the Transaction Documents or the Securities or (ii) could, if there were an unfavorable decision, have or reasonably be expected to result in a Material Adverse Effect. Neither the Company nor any Subsidiary, nor any director or officer thereof, is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. There has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation by the Commission involving the Company or any current or former director or officer of the Company. The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company or any Subsidiary under the Exchange Act or the Securities Act except for the requirement to refile the Company’s Registration Statement on Form S-3 (No. 333-151858) on Form S-1.

          (k)      Labor Relations. No material labor dispute exists or, to the knowledge of the Company, is imminent with respect to any of the employees of the Company, which could reasonably be expected to result in a Material Adverse Effect. None of the Company’s or its Subsidiaries’ employees is a member of a union that relates to such employee’s relationship with the Company or such Subsidiary, and neither the Company nor any of its Subsidiaries is a party to a collective bargaining agreement, and the Company and its Subsidiaries believe that their relationships with their employees are good. No executive officer, to the knowledge of the Company, is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement or non-competition agreement, or any other contract or agreement or any restrictive covenant in favor of any third party, and, to the knowledge of the Company, the continued employment of each such executive officer does not subject the Company or any of its Subsidiaries to any liability with respect to any of the foregoing matters. The Company and its Subsidiaries are in compliance with all U.S. federal, state, local and foreign laws and regulations relating to employment and employment practices, terms and conditions of employment and wages and hours, except where the failure to be in compliance could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

          (l)      Compliance. Neither the Company nor any Subsidiary: (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company or any Subsidiary under), nor has the Company or any Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any judgment, decree, or order of any court, arbitrator or governmental body or (iii) is or has been in violation of any statute, rule, ordinance or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws applicable to its business and all such laws that affect the environment, except in each case as could not have or reasonably be expected to result in a Material Adverse Effect.

          (m)      Regulatory Permits. The Company and the Subsidiaries possess all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses as described in the SEC Reports, except where the failure to possess such permits could not reasonably be expected to result in a Material Adverse Effect (“Material Permits”), and neither the Company nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any Material Permit.

          (n)      Title to Assets. The Company and the Subsidiaries have good and marketable title in fee simple to all real property owned by them and good and marketable title in all personal property owned by them that is material to the business of the Company and the Subsidiaries, in each case free and clear of all Liens, except for Liens as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and the Subsidiaries and Liens for the payment of federal, state or other taxes, the payment of which is neither delinquent nor subject to penalties. Any real property and facilities held under lease by the Company and the Subsidiaries are held by them under valid, subsisting and enforceable leases with which the Company and the Subsidiaries are in compliance except where non-compliance could not reasonably be expected to result in a Material Adverse Effect.

          (o)      Patents and Trademarks. The Company and the Subsidiaries have, or have rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, trade secrets, inventions, copyrights, licenses and other intellectual property rights and similar rights as described in the SEC Reports as necessary or material for use in connection with their respective businesses and which the failure to so have could have a Material Adverse Effect (collectively, the “Intellectual Property Rights”). Neither the Company nor any Subsidiary has received a notice (written or otherwise) that any of the Intellectual Property Rights used by the Company or any Subsidiary violates or infringes upon the rights of any Person. To the knowledge of the Company, all such Intellectual Property Rights are enforceable and there is no existing infringement by another Person of any of the Intellectual Property Rights. The Company and its Subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of all of their intellectual properties, except where failure to do so could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

          (p)      Insurance. The Company and the Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which the Company and the Subsidiaries are engaged, including, but not limited to, directors and officers insurance coverage at least equal to the aggregate Subscription Amount. Neither the Company nor any Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without a significant increase in cost.

          (q)      Transactions With Affiliates and Employees. Except as set forth in the SEC Reports, none of the officers or directors of the Company and, to the knowledge of the Company, none of the employees of the Company is presently a party to any transaction with the Company or any Subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner, in each case in excess of $120,000 other than for: (i) payment of salary or consulting fees for services rendered, (ii) reimbursement for expenses incurred on behalf of the Company and (iii) other employee benefits, including stock option agreements under any stock option plan of the Company.

          (r)      Projects.

          (i)      The Company has acquired (or in the case of future actions, expects to acquire in the ordinary course of business) all the leases, easements, rights of way, access rights, including but not limited to any mineral and geothermal rights in respect of lands related to the Projects, and rights and allocation to water, that are necessary to conduct its business as currently conducted, and proposed to be conducted at the Raft River, Neal Hot Springs and San Emidio Repower Projects as described in the Disclosure Schedules, except where the failure to hold such leases easements, rights of way, access rights, and rights and allocation to water would not have a Material Adverse Effect.

          (ii)      All licenses, permits, authorizations and other approvals required under applicable law in connection with the leases, easements, rights of way and access rights are in full force and effect (or in the case of future actions, are expected to be acquired in the ordinary course of business) and are sufficient to permit the Company and each Subsidiary to conduct its business as currently conducted and proposed to be conducted at the Raft River, Neal Hot Springs and San Emidio Repower Projects as described in the Disclosure Schedules.

          (iii)      No event exists which, but for the passing of time or the giving of notice, or both, would constitute a default by any party to any of the leases, easements, rights of way or access rights and no party to any lease, easement, right of way or access right is claiming any such default or taking any action purportedly based upon any such default, except where the failure of such licenses, permits, authorizations and other approvals to be in full force and effect would not have a Material Adverse Effect.

          (iv)      The Company has not received any, nor to the Company’s knowledge are there any pending or threatened, notices of violation or alleged violation of any applicable laws affecting the Projects.

          (v)      The Company has such rights of entry and exit to and from the Projects as are reasonably necessary to carry on its business and operate at the Projects.

          (vi)      There are no material restrictions imposed by any applicable law or by agreement which conflict with the proposed acquisition, development, construction, maintenance and operation of the Projects.

          (vii)      To the Company’s knowledge, the Projects are now zoned and otherwise regulated so as to permit the use of the sites for their intended uses and in accordance with applicable law.

          (viii)      Neither the Company nor any Subsidiary has received written notice of any claims for construction liens or other liens, charges, encumbrances, security interests or adverse claims with respect to work or services performed or materials supplied to, on or in connection with the Projects other than liens or encumbrances imposed in the ordinary course of business.

          (ix)      There are no outstanding judgments, writs of execution, seizures, injunctions or directives against the Company or any Subsidiary nor any work orders or directives or notices of deficiency capable of resulting in work orders or directives with respect to the Projects.

          (x)      The Company holds all necessary rights for all roads necessary for full utilization of the Projects, as applicable, as each is currently conducted.

          (xi)      All necessary easements, rights of way, licenses, agreements and other rights for the transmission, interconnection and utilization of the interconnection facilities have been acquired for the Projects as each project is currently conducted at the Raft River, Neal Hot Springs and San Emidio Projects and as each is intended to be developed.

          (s)      Sarbanes-Oxley; Internal Accounting Controls. The Company is in material compliance with all provisions of the Sarbanes-Oxley Act of 2002 which are applicable to it as of the Closing Date. Other than as disclosed in the SEC Reports, the Company and the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that: (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Other than as disclosed in the SEC Reports, the Company has established disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the Company and designed such disclosure controls and procedures to ensure that information required to be disclosed by the Company in the reports it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the Commission’s rules and forms. The Company’s certifying officers have evaluated the effectiveness of the Company’s disclosure controls and procedures as of the end of the period covered by the Company’s most recently filed annual report under the Exchange Act (such date, the “Evaluation Date”). The Company presented in its most recently filed periodic report under the Exchange Act the conclusions of the certifying officers about the effectiveness of the disclosure controls and procedures based on their evaluations as of the Evaluation Date. Since the Evaluation Date, there have been no changes in the Company’s internal control over financial reporting (as such term is defined in the Exchange Act) that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.

          (t)      Securities Laws. The Company is a reporting issuer under the securities laws of the provinces of Ontario, Alberta and British Columbia and a registrant under the Exchange Act, and except as disclosed to the Purchasers in writing is not in default in any material respect of any requirement of such Securities Laws. The Company is not included on a list of defaulting reporting issuers by the securities regulatory authorities of the provinces of Ontario, Alberta and British Columbia. Since March 31, 2009, and except as disclosed to the Purchasers in writing, the Company has been in compliance in all material respects with its continuous disclosure obligations under the Securities Laws.

          (u)      Certain Fees. Except for compensation paid or payable to the Placement Agents, no brokerage or finder’s fees or commissions are or will be payable by the Company to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by the Transaction Documents. The Purchasers shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated by the Transaction Documents.

          (v)      Private Placement. Assuming the accuracy of the Purchasers’ representations and warranties set forth in Section 3.2 and the Canadian Purchasers’ representations and warranties set forth in Section 3.4, no registration under the Securities Act or the filing of any prospectus under any Canadian Securities Laws is required for the offer and sale of the Securities by the Company to the Purchasers as contemplated hereby. The issuance and sale of the Securities hereunder does not contravene the rules and regulations of the Trading Markets.

          (w)      Investment Company. The Company is not, and is not an Affiliate of, and immediately after receipt of payment for the Securities, will not be or be an Affiliate of, an “investment company” within the meaning of the Investment Company Act of 1940, as amended. The Company shall conduct its business in a manner so that it will not become an “investment company” subject to registration under the Investment Company Act of 1940, as amended.

          (x)      Registration Rights. Other than each of the Purchasers and as disclosed in Schedule 3.1(x), no Person has any right to cause the Company to effect the registration under the Securities Act of any securities of the Company.

          (y)      Listing and Maintenance Requirements. The Common Stock is registered pursuant to Section 12(b) or 12(g) of the Exchange Act, and the Company has taken no action designed to, or which to its knowledge is likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act nor has the Company received any notification that the Commission is contemplating terminating such registration. The Company has not, in the 12 months preceding the date hereof, received notice from any Trading Market on which the Common Stock is or has been listed or quoted to the effect that the Company is not in compliance with the listing or maintenance requirements of such Trading Market. The Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with all such listing and maintenance requirements.

          (z)      Application of Takeover Protections. The Company and the Board of Directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the Company’s certificate of incorporation (or similar charter documents) or the laws of its state of incorporation that is or could become applicable to the Purchasers as a result of the Purchasers and the Company fulfilling their obligations or exercising their rights under the Transaction Documents, including without limitation as a result of the Company’s issuance of the Securities and the Purchasers’ ownership of the Securities.

          (aa)      Disclosure. Except with respect to the material terms and conditions of the transactions contemplated by the Transaction Documents, the Company confirms that neither it nor any other Person acting on its behalf has provided any of the Purchasers or their agents or counsel with any information that it believes constitutes or might constitute material, non-public information. The Company understands and confirms that the Purchasers will rely on the foregoing representation in effecting transactions in securities of the Company. All of the disclosure furnished by or on behalf of the Company to the Purchasers regarding the Company, its business and the transactions contemplated hereby, including the Disclosure Schedules to this Agreement, is true and correct and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. The press releases disseminated by the Company during the twelve months preceding the date of this Agreement taken as a whole do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made and when made, not misleading. The Company acknowledges and agrees that no Purchaser makes or has made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 3.2 hereof.

          (bb)      No Integrated Offering. Assuming the accuracy of the Purchasers’ representations and warranties set forth in Section 3.2 and the Canadian Purchasers’ representations and warranties set forth in Section 3.4, neither the Company, nor any of its Affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this offering of the Securities to be integrated with prior offerings by the Company for purposes of (i) the Securities Act which would require the registration of any such securities under the Securities Act, or (ii) any applicable shareholder approval provisions of any Trading Market on which any of the securities of the Company are listed or designated.

          (cc)      Solvency. Based on the consolidated financial condition of the Company as of the Closing Date, after giving effect to the receipt by the Company of the proceeds from the sale of the Securities hereunder: (i) the fair saleable value of the Company’s assets exceeds the amount that will be required to be paid on or in respect of the Company’s existing debts and other liabilities (including known contingent liabilities) as they mature, (ii) the Company’s assets do not constitute unreasonably small capital to carry on its business as now conducted and as proposed to be conducted including its capital needs taking into account the particular capital requirements of the business conducted by the Company, and projected capital requirements and capital availability thereof, and (iii) the current cash flow of the Company, together with the proceeds the Company would receive, were it to liquidate all of its assets, after taking into account all anticipated uses of the cash, would be sufficient to pay all amounts on or in respect of its liabilities when such amounts are required to be paid. The Company does not intend to incur debts beyond its ability to pay such debts as they mature (taking into account the timing and amounts of cash to be payable on or in respect of its debt). The Company has no knowledge of any facts or circumstances which lead it to believe that it will file for reorganization or liquidation under the bankruptcy or reorganization laws of any jurisdiction within one year from the Closing Date. Neither the Company nor any Subsidiary is in default with respect to any Indebtedness. For the purposes of this Agreement, “Indebtedness” means (x) any liabilities for borrowed money or amounts owed in excess of $50,000 (other than trade accounts payable incurred in the ordinary course of business), (y) all guaranties, endorsements and other contingent obligations in respect of indebtedness of others, whether or not the same are or should be reflected in the Company’s balance sheet (or the notes thereto), except guaranties by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business; and (z) the present value of any lease payments in excess of $50,000 due under leases required to be capitalized in accordance with GAAP.

          (dd)      Tax Status. Except for matters that would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect, the Company and each Subsidiary has filed all necessary federal, state and foreign income and franchise tax returns and has paid or accrued all taxes shown as due thereon, and the Company has no knowledge of a tax deficiency which has been asserted or threatened against the Company or any Subsidiary.

          (ee)      No General Solicitation. Neither the Company nor any person acting on behalf of the Company has, directly or indirectly, offered or sold any of the Securities by any form of general solicitation or general advertising (as such terms are used in Regulation D under the Securities Act). The Company has offered the Securities for sale only to the Purchasers and certain other “accredited investors” within the meaning of Rule 501 under the Securities Act, and, in respect of any sale of Securities to Canadian Purchasers, the Company has offered the Securities for sale only to Canadian Purchasers whom it reasonably believes are “accredited investors” within the meaning of section 1.1 of NI 45-106.

          (ff)      Foreign Corrupt Practices. Neither the Company, nor to the knowledge of the Company, any agent or other person acting on behalf of the Company, has: (i) directly or indirectly, used any funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (ii) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (iii) failed to disclose fully any contribution made by the Company (or made by any person acting on its behalf of which the Company is aware) which is in violation of law or (iv) violated in any material respect any provision of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder or the Corruption of Foreign Public Officials Act (Canada).

          (gg)      Accountants. The Company’s accounting firm is set forth on Schedule 3.1(gg) of the Disclosure Schedules. To the knowledge and belief of the Company, such accounting firm: (i) is a registered public accounting firm as required by the Exchange Act and (ii) shall express its opinion with respect to the financial statements to be included in the Company’s Annual Report for the fiscal year ending March 31, 2010.

          (hh)      No Disagreements with Accountants and Lawyers. There are no disagreements of any kind presently existing, or reasonably anticipated by the Company to arise, between the Company and the accountants and lawyers formerly or presently employed by the Company and the Company is current with respect to any fees owed to its accountants and lawyers which could affect the Company’s ability to perform any of its obligations under any of the Transaction Documents.

          (ii)      Acknowledgment Regarding Purchasers’ Purchase of Securities. The Company acknowledges and agrees that each of the Purchasers is acting solely in the capacity of an arm’s length purchaser with respect to the Transaction Documents and the transactions contemplated thereby. The Company further acknowledges that no Purchaser is acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated thereby and any advice given by any Purchaser or any of their respective representatives or agents in connection with the Transaction Documents and the transactions contemplated thereby is merely incidental to the Purchasers’ purchase of the Securities. The Company further represents to each Purchaser that the Company’s decision to enter into this Agreement and the other Transaction Documents has been based on the independent evaluation of the transactions contemplated hereby by the Company and its representatives, and on each Purchaser’s representations, warranties and agreements in the Transaction Documents.

          (jj)      Acknowledgment Regarding Purchaser’s Trading Activity. Anything in this Agreement or elsewhere herein to the contrary notwithstanding (except for Sections 3.2(f) and 4.14 hereof), it is understood and acknowledged by the Company that: (i) none of the Purchasers have been asked by the Company to agree, nor has any Purchaser agreed, to desist from purchasing or selling, long and/or short, securities of the Company, or “derivative” securities based on securities issued by the Company or to hold the Securities for any specified term, (ii) past or future open market or other transactions by any Purchaser, specifically including, without limitation, Short Sales or “derivative” transactions, before or after the closing of this or future private placement transactions, may negatively impact the market price of the Company’s publicly-traded securities, (iii) any Purchaser, and counter-parties in “derivative” transactions to which any such Purchaser is a party, directly or indirectly, may presently have a “short” position in the Common Stock and (iv) each Purchaser shall not be deemed to have any affiliation with or control over any arm’s length counter-party in any “derivative” transaction. The Company further understands and acknowledges that (y) one or more Purchasers may engage in hedging activities at various times during the period that the Securities are outstanding, including, without limitation, during the periods that the value of the Warrant Shares deliverable with respect to Securities are being determined, and (z) such hedging activities (if any) could reduce the value of the existing stockholders’ equity interests in the Company at and after the time that the hedging activities are being conducted. The Company acknowledges that such aforementioned hedging activities do not constitute a breach of any of the Transaction Documents.

          (kk)      Regulation M Compliance. The Company has not, and to its knowledge no one acting on its behalf has, (i) taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Securities, (ii) sold, bid for, purchased, or paid any compensation for soliciting purchases of, any of the Securities, or (iii) paid or agreed to pay to any Person any compensation for soliciting another to purchase any other securities of the Company, other than, in the case of clauses (ii) and (iii), compensation paid to the Placement Agents in connection with the placement of the Securities.

          (ll)      Stock Option Plans. Each stock option granted by the Company under the Company’s stock option plan was granted (i) in accordance with the terms of the Company’s stock option plan and (ii) with an exercise price at least equal to the fair market value of the Common Stock on the date such stock option would be considered granted under GAAP and applicable law. No stock option granted under the Company’s stock option plan has been backdated. The Company has not knowingly granted, and there is no and has been no Company policy or practice to knowingly grant, stock options prior to, or otherwise knowingly coordinate the grant of stock options with, the release or other public announcement of material information regarding the Company or its Subsidiaries or their financial results or prospects.

          3.2      Representations and Warranties of the Purchasers. Each Purchaser (including each Canadian Purchaser), for itself and for no other Purchaser, hereby represents and warrants as of the date hereof and as of the Closing Date to the Company as follows (unless as of a specific date therein):

          (a)      Organization; Authority. Such Purchaser is either an individual or an entity duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization with full right, corporate or partnership power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of the Transaction Documents and performance by such Purchaser of the transactions contemplated by the Transaction Documents have been duly authorized by all necessary corporate, partnership, limited liability company or similar action, as applicable, on the part of such Purchaser. Each Transaction Document to which it is a party has been duly executed by such Purchaser, and when delivered by such Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of such Purchaser, enforceable against it in accordance with its terms, except: (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

          (b)      Own Account. Such Purchaser understands that the Securities are “restricted securities” and have not been registered under the Securities Act or any applicable state securities law and is acquiring the Securities as principal for its own account and not with a view to or for distributing or reselling such Securities or any part thereof in violation of the Securities Act or any applicable state securities law, has no present intention of distributing any of such Securities in violation of the Securities Act or any applicable state securities law and has no direct or indirect arrangement or understandings with any other persons to distribute or regarding the distribution of such Securities in violation of the Securities Act or any applicable state securities law (this representation and warranty not limiting such Purchaser’s right to sell the Securities pursuant to the Registration Statement or otherwise in compliance with applicable federal and state securities laws). Such Purchaser is acquiring the Securities hereunder in the ordinary course of its business.

          (c)      Purchaser Status. At the time such Purchaser was offered the Securities, it was, and as of the date hereof it is, and on each date on which it exercises any Warrants, it will be an “accredited investor” as defined in Rule 501(a)(1), (a)(2), (a)(3) or (a)(7) under the Securities Act. Such Purchaser is not required to be registered as a broker-dealer under Section 15 of the Exchange Act.

          (d)      Experience of Such Purchaser. Such Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment. Such Purchaser is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

          (e)      General Solicitation. Such Purchaser is not purchasing the Securities as a result of any general solicitation or general advertising (as such terms are used in Regulation D under the Securities Act), including, without limitation, any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

          (f)      Certain Transactions and Confidentiality. Other than consummating the transactions contemplated hereunder, such Purchaser has not directly or indirectly, nor has any Person acting on behalf of or pursuant to any understanding with such Purchaser, executed any purchases or sales, including Short Sales, of the securities of the Company during the period commencing as of the time that such Purchaser first received a term sheet (written or oral) from the Company or any other Person representing the Company setting forth the material terms of the transactions contemplated hereunder and ending immediately prior to the execution hereof. Notwithstanding the foregoing, in the case of a Purchaser that is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of such Purchaser’s assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of such Purchaser’s assets, the representation set forth above shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Securities covered by this Agreement. Such Purchaser has maintained the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction). Notwithstanding the foregoing, for avoidance of doubt, nothing contained herein shall constitute a representation or warranty, or preclude any actions, with respect to the identification of the availability of, or securing of, available shares to borrow in order to effect Short Sales or similar transactions in the future, provided that all such transactions are made in compliance with applicable laws, including Regulation M under the Exchange Act.

          (g)      Purchaser Address. Such Purchaser is a resident in the jurisdiction set out on the Purchaser signature pages to this Agreement. Such address was not created and is not being used solely for the purpose of acquiring the Securities and such Purchaser was solicited to purchase the Securities and executed this Agreement in such jurisdiction.

          (h)      No Conflicts. The execution and delivery of this Agreement, the performance and compliance with the terms hereof, the purchase of the Securities and the completion of the transactions described herein by such Purchaser will not result in any material breach of, or be in conflict with or constitute a material default under, or create a state of facts which, after notice or lapse of time, or both, would constitute a material default under any term or provision of the constituting documents, by-laws or resolutions of such Purchaser, the Securities Laws or any other laws applicable to such Purchaser, any agreement to which such Purchaser is a party, or any judgment, decree, order, statute, rule or regulation applicable to such Purchaser.

          (i)      Public Information. Such Purchaser has not received nor been provided with, has not requested and does not have any need to receive, a prospectus or offering memorandum, within the meaning of the Securities Laws, or any sales or advertising literature in connection with the offering of the Securities, and such Purchaser’s decision to subscribe for the Shares and Warrants was based upon the Transaction Documents, the Company’s publicly available documents included in the Edgar database administered by the Commission and the SEDAR database administered under the direction of the Canadian Securities Administrators. Such Purchaser’s investment decision was not otherwise based upon, and such Purchaser has not relied upon, any other verbal or written representations as to facts made by or on behalf of the Company.

          (j)      No Brokerage or Finder’s Fees. Other than the Placement Agents, to the best of such Purchaser’s knowledge, there is no person acting or purporting to act on behalf of such Purchaser in connection with the transactions contemplated herein who is entitled to any brokerage or finder’s fee.

          3.3      Agreements and Acknowledgements of the Purchasers. Each Purchaser (including each Canadian Purchaser), for itself and for no other Purchaser, hereby agrees with, and acknowledges to, the Company as follows:

          (a)      Responsibility Regarding Resale Restrictions. There are restrictions on such Purchaser’s ability to resell the Securities and it is the responsibility of such Purchaser to find out what those restrictions are and to comply with them before selling the Securities. Such Purchaser has been advised to consult its own legal advisors with respect to trading in any of the Securities and with respect to the resale restrictions imposed by the Securities Laws of the jurisdiction in which such Purchaser resides, other applicable Securities Laws, and the policies of the TSX and AMEX, and acknowledges that it is solely responsible to find out what these restrictions are and for compliance with applicable resale restrictions.

          (b)      No Regulatory Review, Insurance. No securities commission or similar regulatory authority has reviewed or passed on the merits of the Securities. There is no government or other insurance covering the Securities. There are risks associated with the purchase of the Securities.

          (c)      Certain Remedies Unavailable. The Company has advised such Purchaser that the Company is relying on an exemption from the requirements to provide such Purchaser with a prospectus and to sell Securities through a person registered to sell Securities under the Securities Laws and, as a consequence of acquiring Securities pursuant to this exemption, certain protections, rights and remedies provided by the Securities Laws, including certain statutory rights of rescission or damages, will not be available to such Purchaser.

          3.4      Representations and Warranties of the Canadian Purchasers. Each Canadian Purchaser, for itself and for no other Purchaser, hereby represents and warrants as of the date hereof and as of the Closing Date to the Company as follows (unless as of a specific date therein):

          (a)      Such Canadian Purchaser is resident in one of the Selling Jurisdictions and is entitled to purchase the Securities without the benefit of a prospectus qualified under applicable Canadian Securities Laws.

          (b)      Such Canadian Purchaser is purchasing for investment only and not with a view to resale or distribution.

          (c)      Such Canadian Purchaser agrees that it will not be able to resell the Securities until expiry of the applicable hold period under applicable Securities Laws as set out in the legend on the certificates evidencing the Securities, except in accordance with limited exemptions and compliance with other requirements of applicable Securities Laws, and such Canadian Purchaser (not the Company) is responsible for compliance with applicable Canadian resale restrictions or hold periods and will comply with all relevant Canadian Securities Laws in connection with any resale of Securities.

          (d)      If not an individual or an investment fund, such Canadian Purchaser had a pre-existing purpose and was not established solely or primarily for the purpose of acquiring the Securities, in reliance on an exemption from applicable prospectus requirements in the Selling Jurisdictions.

          (e)      If required by applicable Securities Laws or stock exchange rules, such Canadian Purchaser will execute, deliver and file or assist the Company or the Placement Agents in obtaining and filing such reports, undertakings and other documents relating to the purchase of the Securities by such Canadian Purchaser as may be required by applicable Securities Laws, any securities commission, stock exchange or other regulatory authority.

          (f)      Either:

          (i)      if such Canadian Purchaser is (A) a resident of Ontario or Newfoundland and Labrador and purchasing the Securities from a dealer appropriately registered under Canadian Securities Laws, or (B) a resident of any Canadian province or territory other than the provinces of Ontario or Newfoundland and Labrador, it is purchasing the Securities with the benefit of the prospectus exemption provided by section 2.3 of NI 45-106 and that such Canadian Purchaser is an “accredited investor” as defined section 1.1 of NI 45-106 and as specified and set out in Appendix A hereto, who is purchasing the Securities as principal for its own account in accordance with applicable Securities Laws; or

          (ii)      if such Canadian Purchaser is a resident of Ontario or Newfoundland and Labrador, it is purchasing the Securities from a dealer registered in a jurisdiction outside of Canada that satisfies the conditions to the “international dealer exemption” under Canadian Securities Laws and is a “permitted client” as defined in section 1.1 of National Instrument 31-103 and as specified and set out in Appendix B hereto.

          (g)      The funds representing the Subscription Amount which will be advanced by such Canadian Purchaser to the Company hereunder will not represent proceeds of crime for the purposes of the Proceeds of Crime (Money Laundering Act) (Canada) (the “PCMLA”) and such Canadian Purchaser acknowledges that the Company may in the future be required by law to disclose such Canadian Purchaser’s name and other information relating to this Agreement and such Canadian Purchaser’s purchase hereunder, on a confidential basis, pursuant to the PCMLA. To the best of its knowledge: none of the funds comprising the Subscription Amount to be provided by such Canadian Purchaser (i) have been or will be derived from or related to any activity that is deemed criminal under the law of Canada, the United States of America, or any other jurisdiction, or (ii) are being tendered on behalf of a person or entity who has not been identified to such Canadian Purchaser, and it shall promptly notify the Company if such Canadian Purchaser discovers that any of such representations ceases to be true and provide the Company with appropriate information in connection therewith.

          (h)      Such Canadian Purchaser is not, with respect to the Company or any of its affiliates, a “control person” under Canadian Securities Laws and such Canadian Purchaser will not become a “control person” by purchasing the number of Securities subscribed for under this Agreement and does not intend to act jointly or in concert with any other person to form a control group in respect of the Company.

          (i)      The executed copy of the Subscriber Certificate in the form attached as Appendix A or Appendix B of this Agreement and delivered to the Company on or prior to the Closing Date is true and correct as of the date of execution of this Agreement and will be true and correct as of the Closing.

          (j)      Purchasing as Agent or Trustee. Unless deemed to be purchasing as principal under Canadian Securities Laws, in the case of the purchase by such Canadian Purchaser of the Securities as agent or trustee for any principal whose identity is disclosed or undisclosed or identified by account number only, each beneficial purchaser of the Securities for whom such Canadian Purchaser is acting, is purchasing its Securities as principal for its own account, and not for the benefit of any other person, for investment only and not with a view to resale or distribution, the beneficial purchaser is a resident in a Canadian Selling Jurisdiction and is an “accredited investor”, such Canadian Purchaser has due and proper authority to act as agent or trustee, and to enter into this Agreement, for and on behalf of such beneficial purchaser in connection with the transactions contemplated hereby and this Agreement constitutes a legal, valid and binding agreement of such beneficial purchaser.

          3.5      Agreements and Acknowledgements of the Canadian Purchasers. Each Canadian Purchaser, for itself and for no other Purchaser, hereby agrees with, and acknowledges to, the Company as follows:

          (a)      The Company or the Placement Agents and their respective agents and advisers may each collect, use and disclose its name and other specified personally identifiable information (the “Information”), including the amount of Securities that such Canadian Purchaser has purchased for purposes of meeting legal, regulatory and audit requirements and as otherwise permitted or required by law or regulation. Such Canadian Purchaser consents to the disclosure of that information.

          (b)      (i) The Information concerning such Canadian Purchaser will be disclosed to the relevant Canadian securities regulatory authorities, including the Ontario Securities Commission, and may become available to the public in accordance with the requirements of applicable securities and freedom of information laws and such Purchaser consents to the disclosure of the Information; (ii) the Information is being collected indirectly by the applicable Canadian securities regulatory authority under the authority granted to it in securities legislation; (iii) the Information is being collected for the purposes of the administration and enforcement of the applicable Canadian securities legislation; and (iv) by purchasing the Securities, such Purchaser shall be deemed to have authorized such indirect collection of personal information by the relevant Canadian securities regulatory authorities. Questions about such indirect collection of Information by the Ontario Securities Commission should be directed to the Administrative Assistant to the Director of Corporate Finance, Ontario Securities Commission, Suite 1903, Box 55, 20 Queen Street West, Toronto, Ontario M5H 3S8 or to the following telephone number: (416) 593-8086.

          (c)      The Company is organized under the laws of Delaware. Some of the Company’s directors and officers are located outside of Canada and, as a result, it may not be possible for Canadian Purchasers to effect service of process within Canada upon the Company or such persons. All or a substantial portion of the assets of the Company may be located outside of Canada and, as a result, it may not be possible to satisfy a judgment against the Company in Canada or to enforce a judgment obtained in Canadian courts against the Company outside of Canada.

          (d)      The Securities shall be subject to statutory resale restrictions under the Securities Laws of the province or territory in which such Canadian Purchaser resides and under other applicable Securities Laws, and such Canadian Purchaser covenants that it will not resell the Securities except in compliance with such laws and such Canadian Purchaser acknowledges that it is solely responsible (and the Company is not in any way responsible) to find out what those restrictions are and to comply with them before selling the Securities.

          (e)      The certificates representing the Shares and Warrants will bear, as of the Closing Date, a legend substantially in the following form and with the necessary information inserted:

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE <INSERT DATE THAT IS FOUR (4) MONTHS AND ONE (1) DAY AFTER THE DISTRIBUTION DATE>.

          (f)      In addition, the certificates representing the Shares will bear a legend substantially in the following form:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE LISTED ON THE TORONTO STOCK EXCHANGE BUT CANNOT BE TRADED THROUGH THE FACILITIES OF THE TORONTO STOCK EXCHANGE SINCE THEY ARE NOT FREELY TRANSFERABLE AND CONSEQUENTLY ANY CERTIFICATE REPRESENTING SUCH SECURITIES IS NOT “GOOD DELIVERY” IN SETTLEMENT OF TRANSACTIONS ON THE TORONTO STOCK EXCHANGE.

          (g)      No prospectus or offering memorandum, within the meaning of the Securities Laws, or other similar disclosure document has been filed by the Company with a securities commission, securities regulatory authority or other governmental or regulatory authority in any province in Canada or any other jurisdiction in connection with the issuance of the Securities.

          (h)      AN INVESTMENT IN THE SECURITIES IS NOT WITHOUT RISK AND THE PURCHASER MAY LOSE HIS, HER OR ITS ENTIRE INVESTMENT.

          (i)      The Company may complete additional financings in the future in order to develop the business of the Company and fund its ongoing development, and such future financings may have a dilutive effect on current securityholders of the Company, including such Canadian Purchaser, but there is no assurance that such financing will be available, on reasonable terms or at all, and if not available, the Company may be unable to fund its ongoing development.

          (j)      The Company is relying on an exemption from the requirement to provide such Canadian Purchaser with a prospectus under applicable Securities Laws and as a consequence of acquiring the Securities pursuant to such exemption:

          (i)      certain protections, rights and remedies provided by applicable Securities Laws, including statutory rights of rescission and certain statutory remedies against an issuer, underwriters, auditors, directors and officers that are available to investors who acquire securities offered by a prospectus, will not be available to such Canadian Purchaser;

          (ii)      the common law may not provide investors with an adequate remedy in the event that they suffer investment losses in connection with securities acquired in a private placement;

          (iii)      such Canadian Purchaser may not receive information that would otherwise be required to be given under applicable Securities Laws; and

          (iv)      the Company is relieved from certain obligations that would otherwise apply under applicable Securities Laws.

          3.6      Reliance of Representations, Warranties, Agreements and Acknowledgements. Each Purchaser acknowledges and agrees that the representations, warranties, agreements and acknowledgements made by such Purchaser in this Agreement, in the applicable Appendices attached hereto and in the other Transaction Documents are made with the intention that they may be relied upon by the Company in determining such Purchaser’s eligibility (and, if applicable, the eligibility of others for whom such Purchaser is contracting hereunder) to purchase the Securities under Securities Laws. Such Purchaser undertakes to immediately notify the Company of any change in any statement or other information relating to such Purchaser set forth in this Agreement, the applicable Appendices attached hereto and in the other Transaction Documents, or in any document furnished by such Purchaser to the Company in connection with this Agreement, which takes place at or prior to the Closing. Such Purchaser further agrees that by accepting the Shares and Warrants, it shall be representing and warranting that such representations, warranties, agreements and acknowledgements are true as at the Closing with the same force and effect as if they had been made by such Purchaser at the Closing and that they shall survive the purchase by such Purchaser of the Securities and shall continue in full force and effect notwithstanding any subsequent disposition by such Purchaser of any of the Securities.

ARTICLE IV.
OTHER AGREEMENTS OF THE PARTIES

          4.1      No Regulatory Authority Review. No Securities Regulator, Trading Market, or similar regulatory authority has reviewed, passed upon, made any finding or determination with respect to, or recommended or endorsed the merits of, the Securities.

          4.2      Transfer and Exercise Restrictions.

          (a)      The Securities have not been registered under the Securities Act or any state securities laws, and the sale contemplated hereby is being made to “accredited investors” (as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act) in reliance on a private placement exemption. In addition, Purchasers other than Canadian Purchasers agree not sell any Securities in Canada (including on the TSX) before the date that is four months and one day after the Closing Date, unless such sale would be permitted to be made by Canadian Purchasers on a basis exempt from Securities Laws. The Securities are restricted securities, as defined in Rule 144(a)(3) under the Securities Act, and may only be disposed of in compliance with state, federal and provincial Securities Laws and other applicable securities laws. In connection with any transfer of Securities other than pursuant to an effective registration statement or Rule 144, to the Company or to an Affiliate of a Purchaser or in connection with a pledge as contemplated in Section 4.2(b), the Company may require the transferor thereof to provide to the Company and the Transfer Agent an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act. As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement and the Registration Rights Agreement and shall have the rights and obligations of a Purchaser under this Agreement and the Registration Rights Agreement.

          (b)      The Purchasers agree to the imprinting, so long as is required by this Section 4.2 and applicable Securities Laws, of a legend on any of the certificates representing the Shares and Warrants, as well as all certificates issued in exchange for or in substitution of the Shares and Warrants, in the following form:

THIS SECURITY HAS NOT BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT WITH A REGISTERED BROKER-DEALER OR OTHER LOAN WITH A FINANCIAL INSTITUTION THAT IS AN “ACCREDITED INVESTOR” AS DEFINED IN RULE 501(a) UNDER THE SECURITIES ACT. THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE LISTED ON THE TORONTO STOCK EXCHANGE BUT CANNOT BE TRADED THROUGH THE FACILITIES OF THE TORONTO STOCK EXCHANGE SINCE THEY ARE NOT FREELY TRANSFERABLE AND CONSEQUENTLY ANY CERTIFICATE REPRESENTING SUCH SECURITIES IS NOT “GOOD DELIVERY” IN SETTLEMENT OF TRANSACTIONS ON THE TORONTO STOCK EXCHANGE.

          The Canadian Purchasers agree to the imprinting, so long as is required by this Section 4.2 and applicable Securities Laws, of a legend on any of the certificates representing the Shares and Warrants offered and sold in the following form:

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE <INSERT THE DATE THAT IS FOUR (4) MONTHS AND ONE (1) DAY AFTER THE DISTRIBUTION DATE>.

          The Company acknowledges and agrees that a Purchaser may from time to time pledge pursuant to a bona fide margin agreement with a registered broker-dealer or grant a security interest in some or all of the Securities to a financial institution that is an “accredited investor” as defined in Rule 501(a) under the Securities Act and who agrees to be bound by the provisions of this Agreement and the Registration Rights Agreement and, if required under the terms of such arrangement, such Purchaser may transfer pledged or secured Securities to the pledgees or secured parties. Such a pledge or transfer would not be subject to approval of the Company and no legal opinion of legal counsel of the pledgee, secured party or pledgor shall be required in connection therewith. Further, no notice shall be required of such pledge. At the appropriate Purchaser’s expense, the Company will execute and deliver such reasonable documentation as a pledgee or secured party of Securities may reasonably request in connection with a pledge or transfer of the Securities, including, if the Securities are subject to registration pursuant to the Registration Rights Agreement, the preparation and filing of any required prospectus supplement under Rule 424(b)(3) under the Securities Act or other applicable provision of the Securities Act to appropriately amend the list of Selling Stockholders (as defined in the Registration Rights Agreement) thereunder.

          Each Purchaser acknowledges and agrees that the Warrants may not be exercised unless an exemption from the registration requirements of the Securities Act and applicable state securities laws is available to the holder and the holder has furnished an opinion of counsel of recognized standing in form and substance satisfactory to the Company to such effect; provided, however, that such Purchaser will not be required to deliver an opinion of counsel in connection with its exercise of the Warrants at a time when such Purchaser is an “accredited investor” as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act.

          Each Purchaser agrees to the imprinting, so long as is required by this Section 4.2, of a legend on any of the certificates representing the Warrants, as well as all certificates issued in exchange for or in substitution of the Warrants, in the following form:

THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES. THIS WARRANT MAY NOT BE EXERCISED UNLESS THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS IS AVAILABLE, AND, UNLESS THE HOLDER IS THE ORIGINAL HOLDER AND IS AN ACCREDITED INVESTOR AS DEFINED IN RULE 501(a) OF REGULATION D UNDER THE SECURITIES ACT, THE HOLDER HAS DELIVERED AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE COMPANY TO SUCH EFFECT.

          (c)      Certificates evidencing the Shares and Warrant Shares shall not contain any legend (including the legend set forth in Section 4.2(b) hereof), (i)(A) while a registration statement (including the Registration Statement) covering the resale of such security is effective and its use is not suspended under the Securities Act, (B) following any sale of such Shares or Warrant Shares pursuant to Rule 144, (C) if such Shares or Warrant Shares are eligible for sale under Rule 144, without the requirement for the Company to be in compliance with the current public information required under Rule 144 as to such Shares and Warrant Shares and without volume or manner-of-sale restrictions, or (D) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Commission), and (ii) if such legend is not required under applicable Canadian Securities Laws in respect of Securities held by Canadian Purchasers. The Company shall cause its counsel to issue a legal opinion to the Transfer Agent promptly after the Effective Date if required by the Transfer Agent to effect the removal of the legend hereunder. If all or any portion of a Warrant is exercised at a time when there is an effective registration statement to cover the resale of the Warrant Shares, or if such Shares or Warrant Shares may be sold under Rule 144 and the Company is then in compliance with the current public information required under Rule 144, or if the Shares or Warrant Shares may be sold under Rule 144 without the requirement for the Company to be in compliance with the current public information required under Rule 144 as to such Shares or Warrant Shares or if such legend is not otherwise required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Commission) or under Canadian Securities Laws, as applicable, then such Warrant Shares shall be issued free of all legends. The Company agrees that following the Effective Date or at such time as such legend is no longer required under this Section 4.2(c), it will, no later than three Trading Days following the delivery by a Purchaser to the Company or the Transfer Agent of a certificate representing Shares or Warrant Shares, as the case may be, issued with a restrictive legend (such third Trading Day, the “Legend Removal Date”), deliver or cause to be delivered to such Purchaser a certificate representing such shares that is free from all restrictive and other legends. The Company may not make any notation on its records or give instructions to the Transfer Agent that enlarge the restrictions on transfer set forth in this Section 4. Certificates for Securities subject to legend removal hereunder shall be transmitted by the Transfer Agent to the Purchaser by crediting the account of the Purchaser’s prime broker with the Depository Trust Company System as directed by such Purchaser.

          (d)      In addition to such Purchaser’s other available remedies, the Company shall pay to a Purchaser, in cash, as partial liquidated damages and not as a penalty, for each $1,000 of Shares or Warrant Shares (based on the VWAP of the Common Stock on the date such Securities are submitted to the Transfer Agent) delivered for removal of the restrictive legend and subject to Section 4.2(c), $10 per Trading Day (increasing to $20 per Trading Day five (5) Trading Days after such damages have begun to accrue) for each Trading Day after the Legend Removal Date until such certificate is delivered without a legend. Nothing herein shall limit such Purchaser’s right to pursue actual damages for the Company’s failure to deliver certificates representing any Securities as required by the Transaction Documents, and such Purchaser shall have the right to pursue all remedies available to it at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief.

          (e)      Each Purchaser, severally and not jointly with the other Purchasers, agrees with the Company that such Purchaser will sell any Securities pursuant to either the registration requirements of the Securities Act, including any applicable prospectus delivery requirements, or an exemption therefrom, and that if Securities are sold pursuant to a Registration Statement, they will be sold in compliance with the plan of distribution set forth therein, and acknowledges that the removal of the restrictive legend from certificates representing Securities as set forth in this Section 4.2 is predicated upon the Company’s reliance upon this understanding.

          4.3      Furnishing of Information; Public Information. Until the earliest of the time that (i) no Purchaser owns Securities, (ii) the Warrants have expired or (iii) the Securities are eligible to be resold by a non-affiliate pursuant to Rule 144(b)(i) without regard for Rule 144(c)(i), the Company covenants to maintain the registration of the Common Stock under Section 12(b) or 12(g) of the Exchange Act and to timely file (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to the Exchange Act even if the Company is not then subject to the reporting requirements of the Exchange Act. As long as any Purchaser owns Securities, if the Company is not required to file reports pursuant to the Exchange Act, it will prepare and furnish to the Purchasers and make publicly available in accordance with Rule 144(c) such information as is required for the Purchasers who are not Affiliates of the Company to sell the Securities under Rule 144. The Company further covenants that it will take such further action as any holder of Securities may reasonably request, to the extent required from time to time to enable such Person to sell such Securities without registration under the Securities Act, including without limitation, within the requirements of the exemption provided by Rule 144.

          4.4      Integration. The Company shall not sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Securities in a manner that would require the registration under the Securities Act of the sale of the Securities or that would be integrated with the offer or sale of the Securities for purposes of the rules and regulations of any Trading Market such that it would require shareholder approval prior to the closing of such other transaction unless shareholder approval is obtained before the closing of such subsequent transaction.

          4.5      Securities Laws Disclosure; Publicity. The Company shall, by 8:30 a.m. (New York City time) on the Trading Day immediately following the date hereof, issue a Current Report on Form 8-K and press release disclosing the material terms of the transactions contemplated hereby, and including the Transaction Documents as exhibits to such Form 8-K. From and after the issuance of such press release, the Company shall have publicly disclosed all material, non-public information delivered to any of the Purchasers by the Company or any of its subsidiaries, or any of their respective officers, directors, employees or agents in connection with the transactions contemplated by the Transaction Documents. The Company shall not publicly disclose the name of any Purchaser, or include the name of any Purchaser in any filing with the Commission or any regulatory agency or Trading Market, without the prior written consent of such Purchaser, except: (a) as required by applicable Securities Laws in connection with (i) any registration statement contemplated by the Registration Rights Agreement, (ii) the filing of final Transaction Documents (including signature pages thereto) with the Commission and other Securities Regulators, (iii) the filing with the Commission pursuant to the Registration Rights Agreement, (iv) the notice and/or application(s) to each applicable Trading Market for the issuance and sale of the Securities and the listing of the Shares and Warrant Shares for trading thereon in the time and manner required thereby, (v) the filing of Form D with the Commission and such filings as are required to be made under applicable state securities laws, and (vi) the filing with the applicable Canadian provincial securities regulatory authorities of a report in Form 45-106F1 (as prescribed by NI 45-106) within 10 days from the date of issuance of the Shares and Warrants, prepared and executed in accordance with Securities Laws of the applicable Selling Jurisdictions and (b) to the extent such disclosure is otherwise required by law or Trading Market regulations, in which case the Company shall provide the Purchasers with prior notice of such disclosure permitted under this clause (b). If required by applicable Securities Laws, each Purchaser will execute, deliver and file or assist the Company in filing such reports, undertakings and other documents with respect to the issue of the Securities as may be required by any Securities Regulators, Trading Markets or other regulatory authority.

          4.6      Shareholder Rights Plan. No claim will be made or enforced by the Company or, with the consent of the Company, any other Person, that any Purchaser is an “Acquiring Person” under any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or similar anti-takeover plan or arrangement in effect or hereafter adopted by the Company, or that any Purchaser could be deemed to trigger the provisions of any such plan or arrangement, by virtue of receiving Securities under the Transaction Documents or under any other agreement between the Company and the Purchasers.

          4.7      Non-Public Information. Except with respect to the material terms and conditions of the transactions contemplated by the Transaction Documents, the Company covenants and agrees that neither it, nor any other Person acting on its behalf, will provide any Purchaser or its agents or counsel with any information that the Company believes constitutes material non-public information, unless prior thereto such Purchaser shall have executed a written agreement with the Company regarding the confidentiality and use of such information. The Company understands and confirms that each Purchaser shall be relying on the foregoing covenant in effecting transactions in securities of the Company.

          4.8      Use of Proceeds. Except as set forth on Schedule 4.8 attached hereto, the Company shall use the net proceeds from the sale of the Securities hereunder for working capital purposes and shall not use such proceeds for: (a) the satisfaction of any portion of the Company’s debt (other than payment of trade payables in the ordinary course of the Company’s business and prior practices), (b) the redemption of any Common Stock or Common Stock Equivalents or (c) the settlement of any outstanding litigation.

          4.9      Indemnification of Purchasers. Subject to the provisions of this Section 4.9, the Company will indemnify and hold each Purchaser and its directors, officers, shareholders, members, partners, employees and agents (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title), each Person who controls such Purchaser (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act), and the directors, officers, shareholders, agents, members, partners or employees (and any other Persons with a functionally equivalent role of a Person holding such titles notwithstanding a lack of such title or any other title) of such controlling persons (each, a “Purchaser Party”) harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys’ fees and costs of investigation that any such Purchaser Party may suffer or incur as a result of or relating to (a) any breach of any of the representations, warranties, covenants or agreements made by the Company in this Agreement or in the other Transaction Documents or (b) any action instituted against a Purchaser in any capacity, or their respective Affiliates, by any stockholder of the Company who is not an Affiliate of such Purchaser, with respect to any of the transactions contemplated by the Transaction Documents (unless such action is based upon a breach of such Purchaser’s representations, warranties, covenants or agreements under the Transaction Documents or any agreements or understandings such Purchaser may have with any such stockholder or any violations by such Purchaser of Securities Laws or any other applicable law or any conduct by such Purchaser which constitutes fraud, gross negligence, willful misconduct or malfeasance). If any action shall be brought against any Purchaser Party in respect of which indemnity may be sought pursuant to this Agreement, such Purchaser Party shall promptly notify the Company in writing, and the Company shall have the right to assume the defense thereof with counsel of its own choosing reasonably acceptable to the Purchaser Party. Any Purchaser Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Purchaser Party except to the extent that (i) the employment thereof has been specifically authorized by the Company in writing, (ii) the Company has failed after a reasonable period of time to assume such defense and to employ counsel or (iii) in such action there is, in the reasonable opinion of counsel, a material conflict on any material issue between the position of the Company and the position of such Purchaser Party, in which case the Company shall be responsible for the reasonable fees and expenses of no more than one such separate counsel. The Company will not be liable to any Purchaser Party under this Agreement (y) for any settlement by a Purchaser Party effected without the Company’s prior written consent, which shall not be unreasonably withheld or delayed; or (z) to the extent, but only to the extent that a loss, claim, damage or liability is attributable to any Purchaser Party’s breach of any of the representations, warranties, covenants or agreements made by such Purchaser Party in this Agreement or in the other Transaction Documents.

          4.10      Reservation of Common Stock. As of the date hereof, the Company has reserved and the Company shall continue to reserve and keep available at all times, free of preemptive rights, a sufficient number of shares of Common Stock for the purpose of enabling the Company to issue Shares pursuant to this Agreement and Warrant Shares pursuant to any exercise of the Warrants.

          4.11      Listing of Common Stock. The Company hereby agrees to use best efforts to maintain the listing or quotation of the Common Stock on each Trading Market on which it is currently listed, and concurrently with the Closing, the Company shall apply to list or quote all of the Shares and Warrant Shares on such Trading Markets and promptly secure the listing of all of the Shares and Warrant Shares on such Trading Markets. The Company further agrees, if the Company applies to have the Common Stock traded on any other Trading Market, it will then include in such application all of the Shares and Warrant Shares, and will take such other action as is necessary to cause all of the Shares and Warrant Shares to be listed or quoted on such other Trading Market as promptly as possible. The Company will then take all action reasonably necessary to continue the listing or quotation and trading of its Common Stock on a Trading Market and will comply in all respects with the Company’s reporting, filing and other obligations under the bylaws or rules of the Trading Market.

          4.12      Subsequent Equity Sales.

          (a)      From the date hereof until the earlier of (i) forty-five (45) days after the Effective Date and (ii) two hundred twenty-five (225) days after the Closing Date, neither the Company nor any Subsidiary shall issue, enter into any agreement to issue or announce the issuance or proposed issuance of any shares of Common Stock or Common Stock Equivalents; provided, however, that the forty-five (45) day period set forth in this Section 4.12 shall be extended for the number of Trading Days during such period in which (i) trading in the Common Stock is suspended by any Trading Market, or (ii) following the Effective Date, the Registration Statement is not effective or the prospectus included in the Registration Statement may not be used by the Purchasers for the resale of the Shares and Warrant Shares.

          (b)      From the date hereof until the earlier of (i) forty-five (45) days after the Effective Date and (ii) two hundred twenty-five (225) days after the Closing Date, the Company shall be prohibited from effecting or entering into an agreement to effect any issuance by the Company or any of its Subsidiaries of Common Stock or Common Stock Equivalents for cash consideration (or a combination of units thereof) involving a Variable Rate Transaction. “Variable Rate Transaction” means a transaction in which the Company (i) issues or sells any debt or equity securities that are convertible into, exchangeable or exercisable for, or include the right to receive, additional shares of Common Stock either (A) at a conversion price, exercise price or exchange rate or other price that is based upon, and/or varies with, the trading prices of or quotations for the shares of Common Stock at any time after the initial issuance of such debt or equity securities or (B) with a conversion, exercise or exchange price that is subject to being reset at some future date after the initial issuance of such debt or equity security or upon the occurrence of specified or contingent events directly or indirectly related to the business of the Company or the market for the Common Stock or (ii) enters into any agreement, including, but not limited to, an equity line of credit, whereby the Company may sell securities at a future determined price. Any Purchaser shall be entitled to obtain injunctive relief against the Company to preclude any such issuance, which remedy shall be in addition to any right to collect damages.

          (c)      Unless shareholder approval has been obtained and deemed effective, neither the Company nor any Subsidiary shall make any issuance whatsoever of Common Stock or Common Stock Equivalents which would cause any adjustment of the exercise price of the Warrants to the extent the holders of the Warrants would not be permitted, pursuant to Section 2(d)(ii) of the Warrants, to exercise their respective Warrants in full, ignoring for such purposes the other exercise limitations therein. Any Purchaser shall be entitled to obtain injunctive relief against the Company to preclude any such issuance, which remedy shall be in addition to any right to collect damages.

          (d)      Notwithstanding the foregoing, this Section 4.12 shall not apply in respect of an Exempt Issuance, except that no Variable Rate Transaction shall be an Exempt Issuance.

          4.13      Equal Treatment of Purchasers. No consideration (including any modification of any Transaction Document) shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of any of the Transaction Documents unless the same consideration is also offered to all of the parties to the Transaction Documents. For clarification purposes, this provision constitutes a separate right granted to each Purchaser by the Company and negotiated separately by each Purchaser, and is intended for the Company to treat the Purchasers as a class and shall not in any way be construed as the Purchasers acting in concert or as a group with respect to the purchase, disposition or voting of Securities or otherwise.

          4.14      Certain Transactions and Confidentiality. Each Purchaser, severally and not jointly with the other Purchasers, covenants that neither it, nor any Person acting on its behalf or pursuant to any understanding with it will execute any purchases or sales, including Short Sales, of any of the Company’s securities during the period commencing with the execution of this Agreement and ending at such time that the transactions contemplated by this Agreement are first publicly announced pursuant to the initial press release as described in Section 4.5. Each Purchaser, severally and not jointly with the other Purchasers, covenants that until such time as the transactions contemplated by this Agreement are publicly disclosed by the Company pursuant to the initial press release as described in Section 4.5, such Purchaser will maintain the confidentiality of the existence and terms of this transaction and the information included in the Transaction Documents and the Disclosure Schedules or any other information provided to such Purchaser in connection with the transactions contemplated by the Transaction Documents. Notwithstanding the foregoing, and notwithstanding anything contained in this Agreement to the contrary, the Company expressly acknowledges and agrees that (i) other than as set forth in Sections 3.2(f) and 4.2, no Purchaser makes any representation, warranty or covenant hereby that it will not engage in effecting transactions in any securities of the Company after the time that the transactions contemplated by this Agreement are first publicly announced pursuant to the initial press release as described in Section 4.5, (ii) no Purchaser shall be restricted or prohibited from effecting any transactions in any securities of the Company in accordance with Securities Laws and other applicable securities laws from and after the time that the transactions contemplated by this Agreement are first publicly announced pursuant to the initial press release as described in Section 4.5 and (iii) no Purchaser shall have any duty of confidentiality to the Company or its Subsidiaries after the issuance of the initial press release as described in Section 4.5. Notwithstanding the foregoing, in the case of a Purchaser that is a multi-managed investment vehicle whereby separate portfolio managers manage separate portions of such Purchaser’s assets and the portfolio managers have no direct knowledge of the investment decisions made by the portfolio managers managing other portions of such Purchaser’s assets, the covenant set forth above shall only apply with respect to the portion of assets managed by the portfolio manager that made the investment decision to purchase the Securities covered by this Agreement.

          4.15      Form D; Blue Sky Filings. The Company agrees to timely file a Form D with respect to the Securities as required under Regulation D. The Company shall take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for, or to qualify the Securities for, sale to the Purchasers at the Closing under applicable securities or “Blue Sky” laws of the states of the United States, and shall provide evidence of such actions promptly upon request of any Purchaser.

          4.16      Delivery of Securities After Closing. The Company shall deliver, or cause to be delivered, the respective Shares and Warrants purchased by each Purchaser to such Purchaser within three (3) Trading Days of the Closing Date.

          4.17      Acknowledgment of Dilution. The Company acknowledges that the issuance of the Securities may result in dilution of the outstanding shares of Common Stock, which dilution may be substantial under certain market conditions. The Company further acknowledges that its obligations under the Transaction Documents, including, without limitation, its obligation to issue the Shares and Warrant Shares pursuant to the Transaction Documents, are unconditional and absolute and not subject to any right of set off, counterclaim, delay or reduction, regardless of the effect of any such dilution or any claim the Company may have against any Purchaser and regardless of the dilutive effect that such issuance may have on the ownership of the other stockholders of the Company.

ARTICLE V.
MISCELLANEOUS

          5.1      Termination. This Agreement may be terminated by any Purchaser, as to such Purchaser’s obligations hereunder only and without any effect whatsoever on the obligations between the Company and the other Purchasers, by written notice to the other party, if the Closing has not been consummated on or before March 31, 2010; provided, however, that such termination will not affect the right of any party to sue for any breach by the other party (or parties).

          5.2      Fees and Expenses. Except as expressly set forth in the Transaction Documents to the contrary, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all Transfer Agent fees, stamp taxes and other taxes and duties levied in connection with the delivery of any Securities to the Purchasers.

          5.3      Entire Agreement. The Transaction Documents, together with the exhibits and schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

          5.4      Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of: (a) the date of transmission, if such notice or communication is delivered by electronic mail to the electronic mail address set forth on the signature pages attached hereto, (b) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto prior to 5:30 p.m. (New York City time) on a Trading Day, (c) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number set forth on the signature pages attached hereto on a day that is not a Trading Day or later than 5:30 p.m. (New York City time) on any Trading Day, (d) the second (2nd) Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service or (e) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as set forth on the signature pages attached hereto.

          5.5      Amendments; Waivers. No provision of this Agreement may be waived, modified, supplemented or amended except in a written instrument signed, in the case of a modification, supplementation or amendment, by the Company and the Purchasers holding at least a majority in interest of the Shares then outstanding or, in the case of a waiver, by the party against whom enforcement of any such waived provision is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right.

          5.6      Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

          5.7      Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of each Purchaser (other than by merger or acquisition). Any Purchaser may assign any or all of its rights under this Agreement to any Person to whom such Purchaser assigns or transfers any Securities, provided that such transferee agrees in writing to be bound, with respect to the transferred Securities, by the provisions of the Transaction Documents that apply to the “Purchasers.”

          5.8      No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except as otherwise set forth in Section 4.8.

          5.9      Governing Law. All questions concerning the construction, validity, enforcement and interpretation of the Transaction Documents shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all legal proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or is an inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law. If either party shall commence an action or proceeding to enforce any provisions of the Transaction Documents, then in addition to the obligations of the Company under Section 4.8, the prevailing party in such action or proceeding shall be reimbursed by the other party for its reasonable attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

          5.10      Survival. The representations and warranties contained herein shall survive the Closing and the delivery of the Securities.

          5.11      Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

          5.12      Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

          5.13      Rescission and Withdrawal Right. Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) any of the other Transaction Documents, whenever any Purchaser exercises a right, election, demand or option under a Transaction Document and the Company does not timely perform its related obligations within the periods therein provided, then such Purchaser may rescind or withdraw, in its sole discretion from time to time upon written notice to the Company, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights; provided, however, that in the case of a rescission of an exercise of a Warrant, the applicable Purchaser shall be required to return any shares of Common Stock subject to any such rescinded exercise notice concurrently with the return to such Purchaser of the aggregate exercise price paid to the Company for such shares and the restoration of such Purchaser’s right to acquire such shares pursuant to such Purchaser’s Warrant (including, issuance of a replacement warrant certificate evidencing such restored right).

          5.14      Replacement of Securities. If any certificate or instrument evidencing any Securities is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof (in the case of mutilation), or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction. The applicant for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs (including customary indemnity) associated with the issuance of such replacement Securities.

          5.15      Remedies. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations contained in the Transaction Documents and hereby agree to waive and not to assert in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

          5.16      Payment Set Aside. To the extent that the Company makes a payment or payments to any Purchaser pursuant to any Transaction Document or a Purchaser enforces or exercises its rights thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other person under any law (including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

          5.17      Independent Nature of Purchasers’ Obligations and Rights. The obligations of each Purchaser under any Transaction Document are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance or non-performance of the obligations of any other Purchaser under any Transaction Document. Nothing contained herein or in any other Transaction Document, and no action taken by any Purchaser pursuant thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. Each Purchaser shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any proceeding for such purpose. Each Purchaser has been represented by its own separate legal counsel in their review and negotiation of the Transaction Documents. For reasons of administrative convenience only, each Purchaser and its respective counsel have chosen to communicate with the Company through Bracewell. Bracewell does not represent any of the Purchasers and only represents the Placement Agents. The Company has elected to provide all Purchasers with the same terms and Transaction Documents for the convenience of the Company and not because it was required or requested to do so by any of the Purchasers.

          5.18      Liquidated Damages. The Company’s obligations to pay any partial liquidated damages or other amounts owing under the Transaction Documents is a continuing obligation of the Company and shall not terminate until all unpaid partial liquidated damages and other amounts have been paid notwithstanding the fact that the instrument or security pursuant to which such partial liquidated damages or other amounts are due and payable shall have been canceled.

          5.19      Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day, then such action may be taken or such right may be exercised on the next succeeding Business Day.

          5.20      Construction. The parties agree that each of them and/or their respective counsel has reviewed and had an opportunity to revise the Transaction Documents and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of the Transaction Documents or any amendments hereto. In addition, each and every reference to share prices and shares of Common Stock in any Transaction Document shall be subject to adjustment for reverse and forward stock splits, stock dividends, stock combinations and other similar transactions of the Common Stock that occur after the date of this Agreement.

          5.21      WAIVER OF JURY TRIAL. IN ANY ACTION, SUIT, OR PROCEEDING IN ANY JURISDICTION BROUGHT BY ANY PARTY AGAINST ANY OTHER PARTY, THE PARTIES EACH KNOWINGLY AND INTENTIONALLY, TO THE GREATEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY ABSOLUTELY, UNCONDITIONALLY, IRREVOCABLY AND EXPRESSLY WAIVES FOREVER TRIAL BY JURY.

(Signature Pages Follow)

          IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

U.S. GEOTHERMAL INC.	Address for Notice:
1505 Tyrell Lane
Boise, ID 83706
By: __________________________________________	Fax: (208) 424-1030
Name:
Title:
With a copy to (which shall not constitute notice):

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
SIGNATURE PAGE FOR PURCHASER FOLLOWS]

[PURCHASER SIGNATURE PAGES TO U.S. GEOTHERMAL
SECURITIES PURCHASE AGREEMENT]

          IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser:  _________________________________________________________________________________________

Signature of Authorized Signatory of Purchaser:  __________________________________________________________________

Name of Authorized Signatory:   _______________________________________________________________________________

Title of Authorized Signatory:  ________________________________________________________________________________

Email Address of Authorized Signatory:  ________________________________________________________________________

Facsimile Number of Authorized Signatory: ______________________________________________________________________

Address for Notice of Purchaser:

Address for Delivery of Securities for Purchaser (if not same as address for notice):

Subscription Amount: $_________________

Shares: _________________

Warrant Shares: __________________

EIN Number: [PROVIDE THIS UNDER SEPARATE COVER]

[SIGNATURE PAGES CONTINUE]

[Applies to all Canadian Purchasers unless purchasing at the solicitation of RBC Capital Markets
Inc. or Robert W. Baird & Co. in Ontario or Newfoundland and Labrador]

Appendix A

PURCHASER CERTIFICATE (“ACCREDITED INVESTOR”)

TO:              U.S. GEOTHERMAL INC. (the “Company”)

AND TO:    RBC CAPITAL MARKETS INC., CLARUS SECURITIES INC., DUNDEE SECURITIES CORPORATION, AND ROBERT W. BAIRD & CO. (the “Placement Agents”)

Reference is made to the purchase agreement between the Company and the undersigned (referred to herein as the “Purchaser”) dated as of the date hereof (the “Purchase Agreement”). Upon execution of this purchaser certificate (the “Purchaser Certificate”) by the Purchaser, this Purchaser Certificate shall be incorporated into and form a part of the Purchase Agreement. Terms not otherwise defined herein have the meanings attributed to them in the Purchase Agreement and in National Instrument 45-106 - Prospectus and Registration Exemptions (“NI 45-106”).

In connection with the purchase of the Securities by the Purchaser, the Purchaser represents, warrants and covenants (on its own behalf or, if applicable, on behalf of those for whom the Purchaser is contracting under the Purchase Agreement) and certifies to the Company and to the Placement Agents and acknowledges that the Company and the Placement Agents are relying thereon that:

The Purchaser is an “Accredited Investor” as such term is defined in NI 45-106, and as at the time of the offer or sale of the Securities, the Purchaser falls within the following categories:

[ ]	(a)	a Canadian financial institution, or a Schedule III bank,

[ ]	(b)	the Business Development Bank of Canada incorporated under the Business Development Bank of Canada Act (Canada),

[ ]	(c)

a subsidiary of any person referred to in paragraphs (a) or (b), if the person owns all of the voting securities of the subsidiary, except the voting securities required by law to be owned by directors of that subsidiary,

[ ]	(d)

a person registered under the securities legislation of a jurisdiction of Canada as an adviser or dealer, other than a person registered solely as a limited market dealer under one or both of the Securities Act (Ontario) or the Securities Act (Newfoundland and Labrador),

[ ]	(e)	an individual registered or formerly registered under the securities legislation of a jurisdiction of Canada as a representative of a person referred to in paragraph (d),

[ ]	(f)	the Government of Canada or a jurisdiction of Canada, or any crown corporation, agency or wholly owned entity of the Government of Canada or a jurisdiction of Canada,

[ ]	(g)

a municipality, public board or commission in Canada and a metropolitan community, school board, the Comité de gestion de la taxe scolaire de l’île de Montréal or an intermunicipal management board in Québec;

[ ]	(h)	any national, federal, state, provincial, territorial or municipal government of or in any foreign jurisdiction, or any agency of that government,

[ ]	(i)	a pension fund that is regulated by either the Office of the Superintendent of Financial Institutions (Canada) or a pension commission or similar regulatory authority of a jurisdiction of Canada,

[ ]	(j)

an individual who, either alone or with a spouse, beneficially owns, directly or indirectly, financial assets having an aggregate realizable value that before taxes, but net of any related liabilities, exceeds CDN$1,000,000[1] ,

[ ]	(k)

an individual whose net income before taxes exceeded CDN$200,000 in each of the 2 most recent calendar years or whose net income before taxes combined with that of a spouse exceeded CDN$300,000 in each of the 2 most recent calendar years and who, in either case, reasonably expects to exceed that net income level in the current calendar year,

[ ]	(l)	an individual who, either alone or with a spouse[2] , has net assets of at least CDN$5,000,000,

[ ]	(m)

a person, other than an individual or investment fund, that has net assets of at least CDN$5,000,000 as shown on its most recently prepared financial statements, and such person has not been created or used solely to purchase or hold securities as an accredited investor,

[ ]	(n)	an investment fund that distributes or has distributed its securities only to

(i)	a person that is or was an Accredited Investor at the time of the distribution,

____________________________
1

For purposes of this certificate, (i) “financial assets” means cash, securities, or any contract of insurance or deposit or evidence thereof that is not a security for the purposes of securities legislation, and (ii) “related liabilities” means liabilities incurred or assumed for the purpose of financing the acquisition or ownership of financial assets and liabilities that are secured by financial assets.

2

For purposes of this certificate, the term “spouse” means an individual who (i) is married to another individual and is not living separate and apart within the meaning of the Divorce Act (Canada) from the other individual, (ii) is living with another individual in a marriage-like relationship, including a marriage-like relationship between individuals of the same gender, or (iii) in Alberta, is an individual referred to in paragraph (i) or (ii) above, or is an adult interdependent partner within the meaning of the Adult Interdependent Relationships Act (Alberta).

(ii)

a person that acquires or acquired securities in the circumstances referred to in sections 2.10 of NI 45-106 [Minimum amount investment], and 2.19 of NI 45-106 [Additional investment in investment funds], or

(iii)	a person described in paragraph (i) or (ii) that acquires or acquired securities under section 2.18 of NI 45-106 [Investment fund reinvestment],

[ ]	(o)	an investment fund that distributes or has distributed securities under a prospectus in a jurisdiction of Canada for which the regulator or, in Québec, the securities regulatory authority, has issued a receipt,

[ ]	(p)	a trust company or trust corporation registered or authorized to carry on business under the Trust and Loan Companies Act (Canada) or under comparable legislation in a jurisdiction of Canada or a foreign jurisdiction, acting on behalf of a fully managed account managed by the trust company or trust corporation, as the case may be,

[ ]	(q)	a person acting on behalf of a fully managed account[3] managed by that person, if that person

(i)	is registered or authorized to carry on business as an adviser or the equivalent under the securities legislation of a jurisdiction of Canada or a foreign jurisdiction, and

(ii)	in Ontario, is purchasing a security that is not a security of an investment fund,

[ ]	(r)	a registered charity under the Income Tax Act (Canada) that, in regard to the trade, has obtained advice from an eligibility adviser or an adviser registered under the securities legislation of the jurisdiction of the registered charity to give advice on the securities being traded[4] .

____________________________
3

A “fully managed account” means an account of a client for which a person makes the investment decisions if that person has full discretion to trade in securities for the account without requiring the client’s express consent to a transaction.

4

For the purposes of this certificate, an “eligibility adviser” means (a) an investment dealer or equivalent category of registration, registered under the securities legislation of the jurisdiction of the Purchaser and authorized to give advice with respect to the Shares; and (b) in Saskatchewan or Manitoba, also means a lawyer who is a practising member in good standing with a law society of a jurisdiction of Canada or a public accountant who is a member in good standing of an institute or association of chartered accountants, certified general accountants or management accountants in a jurisdiction of Canada, provided that the lawyer or public accountant (a) does not have a professional, business or personal relationship with the Company, or any of its directors, executive officers, founders or control persons, and (b) has not acted for or been retained personally or otherwise as an employee, executive officer, director, associate or partner of a person or company that has acted for or been retained by the Company or any of its directors, executive officers, founders or control persons within the previous 12 months.

[ ]	(s)	an entity organized in a foreign jurisdiction that is analogous to any of the entities referred to in paragraphs (a) to (d) or paragraph (i) in form and function,

[ ]	(t)

a person in respect of which all of the owners of interests, direct, indirect or beneficial, except the voting securities required by law to be owned by directors, are persons that are Accredited Investors,

[ ]	(u)	an investment fund that is advised by a person registered as, an adviser or, a person that is exempt from registration as an adviser, or

[ ]	(v)	a person that is recognized or designated by the securities regulatory authority or, except in Ontario and Québec, the regulator as

(i)	an Accredited Investor, or

(ii)	an exempt purchaser in Alberta or British Columbia.

Dated: _________________________, 20___.

[Purchaser]

By:
Signature

[Signatory (if different from Purchaser)]

[Applies only to Canadian Purchasers purchasing at the solicitation of RBC Capital Markets
Inc. or Robert W. Baird & Co. in Ontario and Newfoundland and Labrador]

Appendix B

PURCHASER CERTIFICATE (“PERMITTED CLIENT”)

TO:                 U.S. GEOTHERMAL INC. (the “Company”)

AND TO:      RBC CAPITAL MARKETS INC. , CLARUS SECURITIES INC. AND DUNDEE SECURITIES CORPORATION, AND ROBERT W. BAIRD & CO. (the “Placement Agents”)

Reference is made to the purchase agreement between the Company and the undersigned (referred to herein as the “Purchaser”) dated as of the date hereof (the “Purchase Agreement”). Upon execution of this purchaser certificate (the “Purchaser Certificate”) by the Purchaser, this Purchaser Certificate shall be incorporated into and form a part of the Subscription Agreement. Terms not otherwise defined herein have the meanings attributed to them in the Subscription Agreement and in National Instrument 31-103 - Registration Requirements and Exemptions (“NI 31-103”).

In connection with the purchase of the Securities by the Purchaser, the Purchaser represents, warrants and covenants (on its own behalf or, if applicable, on behalf of those for whom the Purchaser is contracting under the Purchase Agreement) and certifies to the Company and to the Placement Agents and acknowledges that the Company and the Placement Agents are relying thereon that:

The Purchaser is a “Permitted Client” as such term is defined in NI 31-103, and as at the time of the offer or sale of the Shares, the Purchaser falls within the following categories:

[ ]	(a)	a Canadian financial institution or a Schedule III bank;

[ ]	(b)	the Business Development Bank of Canada incorporated under the Business Development Bank of Canada Act (Canada),

[ ]	(c)

a subsidiary of any person referred to in paragraphs (a) or (b), if the person owns all of the voting securities of the subsidiary, except the voting securities required by law to be owned by directors of that subsidiary,

[ ]	(d)	a person registered under the securities legislation of a jurisdiction of Canada as an adviser or dealer, other than other than as a scholarship plan dealer or a restricted dealer,

[ ]	(e)

a pension fund that is regulated by either the federal Office of the Superintendent of Financial Institutions or a pension commission or similar regulatory authority of a jurisdiction of Canada or a wholly-owned subsidiary of such a pension fund,

[ ]	(f)	an entity organized in a foreign jurisdiction that is analogous to any of the entities referred to in paragraphs (a) to (e),

[ ]	(g)	the Government of Canada or a jurisdiction of Canada, or any Crown corporation, agency or wholly-owned entity of the Government of Canada or a jurisdiction of Canada;

[ ]	(h)	any national, federal, state, provincial, territorial or municipal government of or in any foreign jurisdiction, or any agency of that government,

[ ]	(i)

a municipality, public board or commission in Canada and a metropolitan community, school board, the Comité de gestion de la taxe scolaire de l’île de Montréal or an intermunicipal management board in Québec,

[ ]	(j)

a trust company or trust corporation registered or authorized to carry on business under the Trust and Loan Companies Act (Canada) or under comparable legislation in a jurisdiction of Canada or a foreign jurisdiction, acting on behalf of a managed account managed by the trust company or trust corporation, as the case may be,

[ ]	(k)

a person or company acting on behalf of a managed account managed by the person or company, if the person or company is registered or authorized to carry on business as an adviser or the equivalent under the securities legislation of a jurisdiction of Canada or a foreign jurisdiction,

[ ]	(l)	an investment fund if one or both of the following apply:

(i)	the fund is managed by a person or company registered as an investment fund manager under the securities legislation of a jurisdiction of Canada; or

(ii)	the fund is advised by a person or company authorized to act as an adviser under the securities legislation of a jurisdiction in Canada,

[ ]	(m)

in respect of a dealer, a registered charity under the Income Tax Act (Canada) that obtains advice on the securities to be traded from an eligibility adviser, as defined in section 1.1 of NI 45-106, or an adviser registered under the securities legislation of the jurisdiction of the registered charity[1] ,

____________________________
1

For the purposes of this certificate, an “eligibility adviser” means (a) an investment dealer or equivalent category of registration, registered under the securities legislation of the jurisdiction of the Purchaser and authorized to give advice with respect to the Shares; and (b) in Saskatchewan or Manitoba, also means a lawyer who is a practising member in good standing with a law society of a jurisdiction of Canada or a public accountant who is a member in good standing of an institute or association of chartered accountants, certified general accountants or management accountants in a jurisdiction of Canada, provided that the lawyer or public accountant (a) does not have a professional, business or personal relationship with the Company, or any of its directors, executive officers, founders or control persons, and (b) has not acted for or been retained personally or otherwise as an employee,

[ ]	(n)

in respect of an adviser, a registered charity under the Income Tax Act (Canada) that is advised by an eligibility adviser, as defined in section 1.1 of NI 45-106, or an adviser registered under the securities legislation of the jurisdiction of the registered charity,

[ ]	(o)

an individual who beneficially owns financial assets, as defined in section 1.1 of NI 45-106, having an aggregate realizable value that, before taxes but net of any related liabilities, exceeds $5 million[2] ,

[ ]	(p)

a person or company that is entirely owned by an individual or individuals referred to in paragraph (o), who holds the beneficial ownership interest in the person or company directly or through a trust, the trustee of which is a trust company or trust corporation registered or authorized to carry on business under the Trust and Loan Companies Act (Canada) or under comparable legislation in a jurisdiction of Canada or a foreign jurisdiction,

[ ]	(q)	a person or company, other than an individual or an investment fund, that has net assets of at least $25 million as shown on its most recently prepared financial statements

[ ]	(r)	a person or company that distributes securities of its own issue in Canada only to persons or companies referred to in paragraphs (a) to (q).

Dated: _________________________, 20___.

[Purchaser]

By:
Signature

[Signatory (if different from Purchaser)]

executive officer, director, associate or partner of a person or company that has acted for or been retained by the Company or any of its directors, executive officers, founders or control persons within the previous 12 months.

[2]

For purposes of this certificate, (i) “financial assets” means cash, securities, or any contract of insurance or deposit or evidence thereof that is not a security for the purposes of securities legislation, and (ii) “related liabilities” means liabilities incurred or assumed for the purpose of financing the acquisition or ownership of financial assets and liabilities that are secured by financial assets.